SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 7, 2002


                              HCB Bancshares, Inc.
  -----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Oklahoma                          0-22423                   62-1670792
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                 237 Jackson Street, SW, Camden, Arkansas 71701
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------

ITEM 5.   OTHER EVENTS.
          -----------

     On March 7, 2002, HCB Bancshares, Inc. (the "Company") announced that its bank subsidiary, HEARTLAND Community Bank (the "Bank") had entered into a definitive Branch Purchase and Assumption Agreement with Simmons First Bank of South Arkansas ("SFB"), a subsidiary of Simmons First National Corporation. Pursuant to such agreement, the Bank will sell its Monticello, Arkansas branch office to SFB. The acquisition will involve approximately $9.0 million in loans and $13.0 million in total deposits. The transaction is subject to regulatory approval from the Office of Thrift Supervision, Federal Deposit Insurance Corporation and the Arkansas State Bank Department and is expected to close during the third quarter of 2002. For more information, see the Company's press release, which is attached as Exhibit 99.1 and is incorporated by reference herein, and the Branch Purchase and Assumption Agreement between the Bank and SFB, which is attached as Exhibit 2.1 and is incorporated by reference herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

Exhibit 2.1 Branch Purchase and Assumption Agreement, dated March 7, 2002, between Simmons First Bank of South Arkansas and HEARTLAND Community Bank

The following is a list identifying the contents of all omitted exhibits in
Exhibit 2.1:

Exhibit No.                    Description
----------                     -----------

Exhibit 1         Form of Assignment and Assumption of Deposit Liabilities
                  Agreement
Exhibit 2         Form of Assignment and Assumption of Contracts Agreement
Exhibit 3         Form of Bill of Sale
Exhibit 4 Form of Assignment, Transfer and Appointment of Successor Trustee for IRA Accounts
Exhibit 5         Form of Non-Competition Agreement

         The following is a list identifying the contents of all omitted Schedules in Exhibit 2.1:

Schedule A        Legal Description of Real Property
Schedule B        Description of Personal Property
Schedule B-1      Excluded personal property and equipment
Schedule C        Loans
Schedule C-1      Excluded Loans
Schedule D        Safe Deposit Box Business
Schedule E        Deposit Liabilities
Schedule F        Assumed Contracts

         The Registrant agrees to furnish Supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

Exhibit 99.1      Press Release dated March 7, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HCB BANCSHARES, INC.



                                       By:/s/ Cameron D. McKeel
                                          --------------------------------------
                                          Cameron D. McKeel
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)


Dated:  March 15, 2002